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                        PACIFIC GAS AND ELECTRIC COMPANY
                RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                 (As adopted effective as of January 1, 1996)*


1.   Purpose of the Plan
     -------------------

          This is the controlling and definitive statement of the Pacific Gas and Electric Company Restricted Stock Plan for Non-Employee Directors (hereinafter called the PLAN/1/). The purpose of the PLAN is to advance the interests of the COMPANY by providing NON-EMPLOYEE DIRECTORS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the COMPANY. Inasmuch as the PLAN is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E, the costs of the PLAN will be funded from corporate earnings.

2.   Restricted Stock Grants to Non-Employee Directors
     -------------------------------------------------

          (a) All grants of DIRECTOR RESTRICTED STOCK under the PLAN shall be automatic and non-discretionary, and shall be made strictly in accordance with the provisions contained herein. No person shall have any discretion to select which NON-EMPLOYEE DIRECTORS shall be granted DIRECTOR RESTRICTED STOCK or to determine the number of shares of DIRECTOR RESTRICTED STOCK granted.

          (b) As soon as practicable following the receipt of all required shareholder and regulatory approvals in 1996 and on the first business day of each calendar year thereafter during the duration of the PLAN, each person who is a NON-EMPLOYEE DIRECTOR on the first business day of the applicable calendar year shall receive a grant of DIRECTOR RESTRICTED STOCK in an amount to be determined in accordance with the formula set forth in this Section 2(b). The number of shares of DIRECTOR RESTRICTED STOCK to be granted to each NON-EMPLOYEE DIRECTOR each calendar year shall be determined by (i) dividing ten thousand dollars ($10,000) by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year, and (ii) rounding the resulting number down to the nearest whole share. No person shall receive more than one
(1) grant of DIRECTOR RESTRICTED STOCK during any calendar year.

          (c) Any provisions contained in the PROGRAM or in the PLAN stating the amount or price of INCENTIVE AWARDS to be granted to NON-EMPLOYEE DIRECTORS and specifying the timing of such awards, or any provisions setting forth a formula that determines the amount, price or timing of such awards, shall not be amended more than once every six (6) months, other than to comport with changes in the CODE, ERISA or the rules thereunder.

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/1/ Capitalized words are defined in Section 12 hereof.

 * Subject to shareholder approval at the 1996 annual meeting, scheduled for April 17, 1996.

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3.   Shares of Stock Subject to the Plan
     -----------------------------------

          There shall be reserved for use under the PLAN and for the grant of any other incentive awards pursuant to the PROGRAM (subject to the provisions of Section 7 hereof) a total of 23,289,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E.

4.   Vesting of Director Restricted Stock
     ------------------------------------

          (a) Shares of DIRECTOR RESTRICTED STOCK shall vest cumulatively as follows: (i) twenty percent (20%) of such shares on the first (1st) anniversary of the date of grant; (ii) forty percent (40%) of such shares on the second
(2nd) anniversary of the date of grant; (iii) sixty percent (60%) of such shares on the third (3rd) anniversary of the date of grant; (iv) eighty percent (80%) of such shares on the fourth (4th) anniversary of the date of grant; and (v) one hundred percent (100%) of such shares on the fifth (5th) anniversary of the date of grant. Solely for purposes of determining the vesting of shares of DIRECTOR RESTRICTED STOCK granted in 1996, the date of grant of such shares shall be deemed to be the first business day of 1996. For all other purposes under the PLAN, the date of grant of such shares shall be the actual date on which such shares were granted.

          (b) Shares of DIRECTOR RESTRICTED STOCK may not be resold or otherwise transferred by a GRANTEE until such shares are vested in accordance with the provisions of this Section 4.

5.   Dividend, Voting and Other Shareholder Rights
     ---------------------------------------------

          Except as otherwise provided in the PLAN, each GRANTEE shall have all of the rights of a shareholder of PG&E with respect to all outstanding shares of DIRECTOR RESTRICTED STOCK registered in his or her name, whether or not such shares are vested, including the right to receive dividends and other distributions paid or made with respect to such shares and the right to vote such shares.

6.   Termination of Status as a Non-Employee Director
     ------------------------------------------------

          (a) In the event of a TERMINATION by reason of disability or death, all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of Section 4(a) hereof, and the GRANTEE (or the GRANTEE'S estate or a person who acquired the shares of DIRECTOR RESTRICTED STOCK by bequest or inheritance) shall have the right to resell or transfer such shares at any time. The term "disability" shall, for the purposes of the PLAN, be defined in Section 22(e)(3) of the CODE.

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          (b) In the event of a TERMINATION by reason of MANDATORY RETIREMENT, all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of Section 4(a) hereof, and the GRANTEE shall have the right to resell or transfer such shares at any time.

          (c) In the event of a TERMINATION for any reason other than those specified in subparagraphs (a) and (b) above, (i) any unvested shares of DIRECTOR RESTRICTED STOCK granted hereunder shall be forfeited; (ii) the GRANTEE shall return to the COMPANY for cancellation any stock certificates representing such forfeited shares; (iii) all such forfeited shares shall be deemed to be cancelled and no longer outstanding as of the date of TERMINATION; and (vi) from and after the date of TERMINATION, the GRANTEE shall cease to be a shareholder with respect to such forfeited shares and shall have no dividend, voting or other rights with respect thereto.

          (d) Notwithstanding the provisions of subparagraphs (a) through (c) above, the COMMITTEE may, in its sole discretion, establish different terms and conditions pertaining to the effect of TERMINATION, to the extent permitted by applicable federal and state law.

7.   Adjustments Upon Changes in Number or Value of Shares of Common Stock
     ---------------------------------------------------------------------

          If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

8.   Non-Transferability of Unvested Director Restricted Stock
     ---------------------------------------------------------

          Shares of DIRECTOR RESTRICTED STOCK that have not vested in accordance with the provisions of Section 4(a) hereof shall not be transferable by the GRANTEE otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder.

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9.   Change in Control
     -----------------

          Upon the occurrence of a CHANGE IN CONTROL (as defined below), any time periods relating to the vesting of any shares if DIRECTOR RESTRICTED STOCK granted hereunder shall be accelerated so that all such shares immediately become fully vested, unless the COMMITTEE in its sole discretion determines that such CHANGE IN CONTROL will not adversely impact the GRANTEES of DIRECTOR RESTRICTED STOCK hereunder and is in the best interests of the shareholders of PG&E. The COMMITTEE may make such further provisions with respect to a CHANGE IN CONTROL as it shall deem equitable and in the best interests of the shareholders of PG&E. Such provision may be made in any agreement relating to any DIRECTOR RESTRICTED STOCK granted hereunder, by amendment to any such agreement or by resolution of the COMMITTEE.

          The phrase "CHANGE IN CONTROL" shall have such meaning as ascribed thereto from time to time by the COMMITTEE and set forth in any agreement relating to any DIRECTOR RESTRICTED STOCK granted hereunder or by resolution of the COMMITTEE; provided, however, that, notwithstanding the foregoing, a "CHANGE IN CONTROL" shall be deemed to have occurred if:

          (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E representing twenty percent (20%) or more of the combined voting power of PG&E's then outstanding securities;

          (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of PG&E, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

          (c) the shareholders of PG&E shall have approved (i) any consolidation or merger of PG&E in which PG&E is not the continuing or surviving corporation or pursuant to which shares of COMMON STOCK are converted into cash, securities or other property, other than a merger of PG&E in which the holders of the COMMON STOCK immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the COMPANY, or (iii) any plan or proposal for the liquidation or dissolution of PG&E.

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          Notwithstanding the foregoing, the phrase "CHANGE IN CONTROL" shall not apply to any reorganization or merger initiated voluntarily by PG&E in which PG&E is the continuing surviving entity.

10.  Amendment and Termination of the Plan
     -------------------------------------

          Except as provided in Section 2(c) hereof, the BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PLAN in any respect; provided, however, that, to the extent necessary and desirable to comply with RULE 16b-3 or with the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PLAN amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

          No suspension, termination, modification or amendment of the PLAN may, without the consent of the GRANTEE, adversely affect his or her rights with respect to DIRECTOR RESTRICTED STOCK theretofore granted to such GRANTEE.

          Except as provided in Section 2(c) hereof, the COMMITTEE may make such amendments or modifications in the terms and conditions of any grant of DIRECTOR RESTRICTED STOCK as it may deem advisable, or cancel or annul any grant of DIRECTOR RESTRICTED STOCK; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the GRANTEE, adversely affect his or her rights with respect to such grant.

11.  Effective Date of the Plan and Duration
     ---------------------------------------

          This PLAN shall become effective as of January 1, 1996, provided the amended and restated PROGRAM is approved by the shareholder of PG&E within twelve (12) months following the date of adoption by the BOARD OF DIRECTORS. Unless terminated sooner pursuant to Section 10 hereof, the PLAN shall terminate on December 31, 2005.

12.  Definitions
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     a. BOARD OF DIRECTORS means the Board of Directors of PG&E.
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     b. CHANGE IN CONTROL has the meaning set forth in Section 9 hereof.
        -----------------

     c. CODE means the Internal Revenue Code of 1986, as amended from time to
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        time.

     d. COMMITTEE means the Nominating and Compensation Committee of the BOARD
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        OF DIRECTORS or any successor to such committee.

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     e. COMMON STOCK means common shares of PG&E with a par value of $5.00 per
        ------------
        share and any class of common shares into which such common shares hereafter may be converted.

     f. COMPANY means PG&E, and any parent corporation (as defined in Section
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        424(e) of the CODE) or subsidiary corporation (as defined in Section
        424(f) of the CODE).

     g. DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or
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        the Board of Directors of any parent corporation (as defined in Section
        424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

     h. DIRECTOR RESTRICTED STOCK means RESTRICTED STOCK granted to a NON-
        -------------------------
        EMPLOYEE DIRECTOR under the PLAN.

     i. EMPLOYEE means any person who is employed by the COMPANY.  The payment
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        of a director's fee or consulting fee by the COMPANY shall not be sufficient to constitute "employment" by the COMPANY.

     j. ERISA means the Employee Retirement Income Security Act of 1974, as
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        amended.

     k. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
        ------------

     l. FAIR MARKET VALUE means the closing price of the COMMON STOCK reported
        -----------------
        on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

     m. GRANTEE means the NON-EMPLOYEE DIRECTOR receiving the DIRECTOR
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        RESTRICTED STOCK, or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

     n. MANDATORY RETIREMENT means retirement as a DIRECTOR at age 70 or at such
        --------------------
        other age as may be specified in the retirement policy for the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), as in effect at the time of a NON-EMPLOYEE DIRECTOR'S TERMINATION.

     o. NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.
        ---------------------

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     p. PG&E means Pacific Gas and Electric Company, a California corporation.
        ----

     q. PLAN means this Restricted Stock Plan for Non-Employee Directors, as may
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        be amended from time to time, or any successor plan which the COMMITTEE may adopt from time to time with respect to the grant of DIRECTOR RESTRICTED STOCK under the PROGRAM.

     r. PROGRAM means the Pacific Gas and Electric Company Long-Term Incentive
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        Program, as amended and restated effective as of January 1, 1996 and as may be amended from time to time, pursuant to which this PLAN is adopted.

     s. RESTRICTED STOCK means COMMON STOCK that is subject to forfeiture by the
        ----------------
        GRANTEE to the COMPANY under such circumstances as may be specified by the COMMITTEE.

     t. RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor to
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        Rule 16b-3, as in effect when discretion is being exercised with respect to the PLAN.

     u. TERMINATION occurs when a NON-EMPLOYEE DIRECTOR ceases to be a member of
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        the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be).

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